                                                                    Exhibit 21.1

                         SUBSIDIARIES OF THE REGISTRANT

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Name                                               Jurisdiction of Organization
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
Caminus Limited                                    United Kingdom
(subsidiary of the Registrant)
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DC Systems, Inc.                                   Texas
(subsidiary of Caminus/DC Acquisition Corp.)
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Caminus Energy Limited                             United Kingdom
(subsidiary of Caminus Limited)
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Zai*Net Software Limited                           United Kingdom
(subsidiary of Caminus Limited)
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Caminus Consultants Limited                        United Kingdom
(subsidiary of Caminus Limited)
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DCS Gas*Net Corporation                            Texas
(subsidiary of DC Systems, Inc.)
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Caminus/DC Acquisition Corp.                       Delaware
(subsidiary of the Registrant)
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Caminus (Canada) Corporation                       Canada
(subsidiary of the Registrant)
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Altra Software Services, Inc.                      Delaware
(subsidiary of the Registrant)
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Altra Energy Technologies Limited                  United Kingdom
(subsidiary of Altra Software Services, Inc.)
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Altra Transaction Management Corp.                 Delaware
(subsidiary of Altra Software Services, Inc.)
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Altra Canada Transaction Management Corp.          Canada
(subsidiary of Altra Software Services, Inc.)
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Unified Information, Inc.                          Washington
(subsidiary of Altra Software Services, Inc.)
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